Exhibit 10.2

THIRD AMENDMENT

This is the THIRD AMENDEMENT to the lease agreement, dated, March 12, 2012 by and between The East Los Angeles Community Union, a California Corporation (“Lessor”) and Hudson Clothing, LLC (“Lessee”).

In reference to page 1 of 13, paragraph 1.3 of the lease agreement, the ending date is hereby extended to August 31, 2019.

In reference to page 1 of 13, paragraph 1.5 of the Lease Agreement, the Base Rent for the period commencing September 1, 2017 and ending August 31, 2019 shall be changed to $15,000.00 per month.

In reference to paragraph 52A, of “Option(s) to Extend,” the option to extend the term of this lease shall be changed to One (1) Twenty-four (24) month period.

In reference to paragraph 52A, II, (a) of “Option(s) to Extend,” the Market Rental Value adjustment date shall be changed to September 1, 2019 and the Base Rent shall be changed to 95% of the Market Rent Value of the property.

In reference to paragraph 52A, II, (a) 2) of “Option(s) to Extend,” the words, “the new ‘MRV’ shall not be greater than $13,810.00” are hereby deleted.

In consideration of Lease Renewal, Landlord will at Landlords expense: a: Repair, slurry seal and restripe parking lot.  b. Repair roof leaks.  c. Install a new water heater.

All other terms and conditions of the Lease Agreement AND Amendments remain in full force and effect.

The parties hereto have executed this THIRD AMENDEMENT to the “Lease Agreement” at the place and on the dates specified above their respective signatures.

By Lessor: The East Los Angeles Community Union, a California Corporation

Executed on: April 28, 2017	Executed on: April 28, 2017

By: /s/ Gerald T. Barham	By: /s/ Charles Santangelo
Name Printed: Gerald T. Barham	Name Printed: Charles Santangelo
Title: Vice-President	Title: Property Manager
Address: 5400 E. Olympic Blvd., Suite 300	Address: 5400 E. Olympic Blvd., Suite 300
Commerce, CA 90022	Commerce, CA 90022

By Lessee:	By Lessee:
Hudson Clothing, LLC	Hudson Clothing, LLC

Executed on: April 28, 2017	Executed on: April 28, 2017

By: /s/ Michael Buckley	By: /s/ Bob Ross
Name Printed: Michael Buckley	Name Printed: Bob Ross
Title: Chairman	Title: Chief Financial Officer
Address: 1231 Gerhart, Commerce, CA	Address: 1231 Gerhart, Commerce, CA
90022	90022